UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21479

Madison Harbor Balanced Strategies, Inc.

(Exact name of registrant as specified in charter)

Madison Harbor Balanced Strategies, Inc.

125 Park Avenue, 25th Floor

New York, NY 10017

(Address of principal executive offices)

Madison Harbor Balanced Strategies, Inc.

Edward M. Casal, Chief Executive Officer

125 Park Avenue, 25th Floor

New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-380-5500

Date of fiscal year end: March 31, 2014

Date of reporting period: March 31, 2014

Item 1.	Reports to Shareholders.

The annual report to shareholders for the period ended March 31, 2014 is filed herewith.

Managed by

Madison Harbor Balanced Strategies, Inc.

Access to Private Real Estate Opportunities

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the “Fund”).

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund’s shares are not traded on any securities exchange or any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund’s outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Letter to Shareholders

May 15, 2014

Dear Shareholders,

With the arrival of spring, the outlook for the US economy has improved further and we expect robust US performance over the coming years. Recent months have seen the US economy shrug off a brief period of weakness that has been mainly attributed to poor winter weather. Furthermore, low inflation in the US should allow it to continue along the current tapering path with rate rises currently expected around mid-2015. Meanwhile, the Euro zone economy has finally joined the global recovery, although deflation has emerged as a major risk and may prompt quantitative easing on the continent, in-turn forcing rates “lower for longer.” The UK economy is improving as expected, with robust growth and inflation below target. The Chinese economy has slowed further as it rebalances away from credit-led growth, but despite bearish market sentiment a financial crash or “hard landing” is expected to be averted. In Japan, “Abenomics” and massive monetary loosening by the Bank of Japan are seen to be helping the country finally emerge from secular stagnation. Finally, the main emerging markets face a number of ongoing key risks, such as the Russia/Ukraine crisis, but overall the picture is one of stability.

The outlook for global real estate is positive. In general, market fundamentals (i.e., market occupancy and rental rates, market absorption of available space) are improving as labor markets strengthen. Debt conditions are easing in most markets and risk appetite is growing as the global search for yield continues. Property continues to offer good value relative to other asset classes and we expect that investors will continue to increase their exposure to global real estate. However, we continue to expect the interest rate environment to gradually tighten and investors need to be wary of overpaying in hot markets. But with better growth prospects and lower economic risks, the case for value-add strategies remains strong and we believe that investors will be rewarded for adjusting their portfolios accordingly.

In the US, while we remain positive about the outlook for the economy, the labor market still has some ways to go. Total nonfarm payroll employment rose by 288,000 in April, and the unemployment rate fell by 0.4 percentage points to 6.3%. This followed revised nonfarm payroll growth of 203,000 employees in March and 222,000 in February. Despite these promising numbers, the labor force participation rate is only 63%, its lowest level since 1978, and Federal Reserve chair Janet Yellen recently commented that the elevated rate of joblessness shows that the economic recovery is “far from complete.” The nation’s trade gap narrowed in March as both exports and imports rose, a sign of stronger demand both home and overseas that should support the US economy going forward.

With the Federal Funds rate expected to stay “lower for longer,” we do not expect interest rates rise until the middle of 2015. While bonds have not yet behaved as bearish investors have expected in 2014, a very gradual outward yield movement is expected for US government bonds over the medium term. Despite the sharp rise in government bond yields during 2013, real estate still looks attractively priced relative to other income producing asset classes including government and corporate bonds.

US real estate markets strengthened throughout 2013 with vacancy rates maintaining the downward trajectory they have been on since 2010. According to a CoStar Market Analytics (formerly known as PPR) in its Preliminary Q1 report for its top 54 markets, there were slight upticks in vacancy for apartments with a jump in net new supply and lower absorption. Industrial vacancy rates continued to decline across the board, with valuations rising and net operating income growth adding to total returns. Office vacancies remained constant, though absorption (the rate at which vacant space becomes occupied) has outpaced new supply for the second consecutive quarter, resulting in rising valuations for both CBD and suburban properties. Retail saw a slight downtick in vacancy as new supply remains constrained, and strong performance from the mall sector drove robust retail returns. Positive rental growth was also seen across all sectors throughout last year.

Investment market conditions continue to look robust with the NCREIF index showing capital values up by 27% since Q1 2010. Looking to Q2 2014 and beyond, we expect the recovery to continue and view many parts of the retail, office and industrial sectors as offering good value, particularly in secondary cities. Given that the scope for further appreciation in gateway cities appears limited, we believe secondary markets, many of which the Fund has exposure to, should draw increasing demand from investors.

Net Asset Value

The Fund’s March 31, 2014, net asset value was $654.24 per share, which represents a total return of +5.74% for the quarter, after adjusting for the $50.00 per share distribution paid to shareholders in Q1. The positive return primarily reflects appreciation and realized gains from our underlying funds. The Fund’s performance for the quarter outpaced the NCREIF Index, which returned 2.74%. Over the past 12 months the Fund has returned 4.50%, which trails the index return for the period of 11.17%. The Fund’s annualized total return since inception is -2.76%, as adjusted for the reinvestment of distributions. Distributions paid since inception total $127.57 per share, which when combined with the current NAV sum to $781.81 per share. The Fund’s current equity multiple (current NAV plus distributions paid since inception, divided by the offering price) is 0.78x.

Distributions

We are pleased to note that the Fund has made an additional distribution to shareholders in the amount of $25.00 per share, which was paid on May 15, 2014. This reflects the continued stream of cash flow from the underlying funds over the past year which has allowed the Fund to build sufficient reserves to cover its remaining commitments and ongoing operating costs. The 2013 distribution was reported as a non-taxable return of capital for US federal tax purposes, and we anticipate that all 2014 distributions will be similarly treated as return of capital, although final determination cannot be made until after year-end. Including the current payment, the Fund has now distributed $152.57 per share to shareholders.

Outlook

The outlook for the Fund continues to improve due to our underlying managers’ active asset management work (including the lease-up of vacant space) and the growing US economy and strengthening real estate market. This improvement should lead to additional property sales by the underlying funds and distributions of sales proceeds to the Fund, and in turn this cash will be distributed to our shareholders. The Fund’s investment period, and the business plans and execution of those plans by our underlying funds, were delayed by the global financial crisis which hit during the Fund’s investment period, but we are encouraged as our managers are increasingly looking to sell assets and return cash to the Fund. We appreciate the patience shown by our shareholders and look forward to distributing additional capital as we move forward.

Our investment philosophy remains focused on the use of fundamental research to identify a range of real estate opportunities that we believe offer attractive risk-reward dynamics, and we continue to manage the Fund in that context. We place tremendous value on our relationship with you as investment partners and, as always, stand ready to respond to any questions you may have.

Sincerely,

Edward M. Casal	Russell H. Bates
Chairman and	President
Chief Executive Officer

Your Portfolio*

Through March 31, 2014, the Fund had invested $44.0 million in its portfolio of 14 private equity real estate funds, and these funds had returned $14.5 million in distributions, including $3.5 million in recallable capital. After adjusting for released commitments and recallable/recalled distributions, the remaining commitments to the underlying funds total $1.6 million. At March 31, 2014, the Fund’s cash and other liquid assets net of liabilities totaled $3.6 million, with $2.0 million of that invested in short-duration government sponsored agency mortgage-backed securities with the goal of capital preservation and moderate income production. Just over $1.0 million of the cash was used to make the $25.00 per share distribution to shareholders in May.

Consistent with the Fund’s standard practice, which is a function of the inherent quarterly lag in fund-of-funds reporting, this report is primarily based on valuations presented in our underlying funds’ Q4 2013 financial statements, which do not account for any Q1 2014 changes in value. In addition, US GAAP accounting rules require the Fund to adjust, when it deems necessary, each reported underlying fund valuation to our determination of fair market value. At March 31, 2014, our fair value adjustment came to -$1.2 million, which compares with an adjustment of -$1.0 million at December 31, 2013.

The table below provides a snapshot of the status of each of the underlying fund investments, including a “Current Multiple” figure which is computed simply as the Current Valuation plus Distributions Received, divided by Called Capital. These multiples provide a quick look at where each fund now stands, and range from 0.1x for Legacy II to 1.4x for Almanac IV. The portfolio’s overall multiple was 0.86x at the end of March, up from 0.82x in December.

*

All information contained within the Your Portfolio section of this report is based on a combination of most recently available data, which, in some cases, is not current quarter data, and Adviser best estimates.

Portfolio of Underlying Funds

March 31, 2014 (in $ millions)

Underlying Fund	Vintage Year	Committed Capital	Called Capital	Distributions Received	Current Valuation	Current Multiple		Remaining Commitment
Barrow Street III	2005	$4.4	$4.1	$1.0	$0.9	0.5	x	$0.2
Exeter	2007	5.0	4.8	2.1	4.0	1.3	x	0.3
Almanac IV	2004	2.0	2.1	2.3	0.7	1.4	x	—
Guardian	2004	1.5	1.5	0.5	0.9	0.9	x	0.1
Harrison Street I	2006	5.3	5.1	2.3	2.3	0.9	x	0.2
Keystone II	2005	2.5	2.5	0.5	—	0.2	x	—
Legacy Partners I	2005	2.0	2.0	0.2	1.0	0.6	x	—
Legacy Partners II	2006	2.8	2.8	—	0.4	0.1	x	—
Legg Mason II	2005	1.5	1.5	0.8	1.2	1.3	x	—
Parmenter III	2006	2.5	2.7	0.4	1.2	0.6	x	—
RREEF III	2003	1.5	1.5	0.4	0.6	0.7	x	—
Thor II	2007	5.0	6.5	2.4	4.6	1.1	x	0.8
Pearlmark II (1)	2004	1.5	1.9	1.2	—	0.6	x	—
Urban American II	2007	5.0	5.0	0.6	5.3	1.2	x	—

Total		$42.5	$44.0	$14.6	$23.1	0.86	x	$1.6

(1)	Pearlmark II was liquidated in 2012.

Returns reported by the underlying funds for the fourth quarter were generally positive, with nine funds reporting positive returns, three with negative results and one unchanged. Harrison led the way with a 22% return in Q4 following the sale of a portfolio of storage assets at a premium to their carrying value. Some of that gain had already been incorporated by the Fund as part of the valuation adjustment exercise last quarter as we had received notice of the sale from the manager. Thor also recorded a strong quarter, at +18%, as several of the fund’s New York City retail assets and their San Francisco office/retail building were valued significantly higher in the fund’s annual valuation process. The two Legacy funds were the worst performers, at -20% for Legacy II and -6% for Legacy I, as each continues to struggle with leasing and capital issues.

During Q1 2014, the Fund received distributions from eight of the underlying funds totaling $0.5 million, equal to 1.2% of the Fund’s capital commitments, led by sales proceeds from Thor, Legg, Urban American, Harrison and Exeter

Less than $0.1 million in capital was called during the quarter, leaving the Fund’s remaining uncalled commitments at $1.6 million, with Thor continuing to account for the largest portion of the uncalled capital at $0.8 million. The remaining $0.8 million in undrawn commitments is spread among Barrow, Exeter, Guardian and Harrison.

The remaining portfolio continues to be well diversified by region and property sector as detailed in the charts below. These diversification figures are based on the current underlying fund portfolios as valued by the fund managers, based on the most recent available data.

As in prior quarters, we view the leasing up of vacant space as the key challenge facing the managers of the underlying funds, and for certain funds this risk is heightened by debt refinancing and liquidity concerns. We continue to believe that the portfolio’s diversification as well as its defensive strategic composition will prove beneficial over time and that that the Fund is positioned to benefit from a strengthening U.S. economy and broadening recovery in the commercial real estate market.

Madison Harbor Balanced Strategies, Inc.

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Directors and Shareholders of

Madison Harbor Balanced Strategies, Inc.

We have audited the accompanying statement of assets and liabilities of Madison Harbor Balanced Strategies, Inc. and its subsidiary (the “Fund”), including the schedule of investments, as of March 31, 2014, and the related statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2014, with management of the underlying investment funds and the custodian of the fixed income securities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison Harbor Balanced Strategies, Inc. and its subsidiary as of March 31, 2014, and the results of their operations and their cash flows for the year then ended and the changes in their net assets and the financial highlights for each of the years in the two-year and five-year periods then ended, respectively, in conformity with accounting principles generally accepted in the United States of America.

EisnerAmper LLP

New York, New York

May 28, 2014

Statement of Assets and Liabilities

March 31, 2014

Assets
Investments at fair value (cost $34,989,109)	$26,164,650
Cash and cash equivalents	942,438
Accrued interest receivable	5,785
Prepaid expenses and other assets	37,241

Total Assets	27,150,114

Liabilities
Accrued expenses and other liabilities	337,462
Management fees payable	70,652

Total Liabilities	408,114

Net Assets	$26,742,000

Net Assets
Components of net assets:
Common Stock (par value $0.0001, 300,000 shares authorized, 40,875 shares issued and outstanding) and Paid-in capital	$40,940,915
Return of capital distributions in excess of net investment loss	(3,808,460)
Accumulated net realized loss on investments	(1,565,995)
Accumulated net unrealized depreciation on investments	(8,824,460)

Net Assets	$26,742,000

Net Asset Value Per Share	$654.24

See accompanying notes to financial statements.

Schedule of Investments

March 31, 2014

Description	Commitment or Principal Amount	Unfunded Commitment	Value	% of Net Assets
Private Equity Real Estate Funds (“Underlying Funds”)(1)
Urban American Real Estate Fund II, LP	$5,000,000	$—	$5,286,385	19.77%
Thor Urban Property Fund II, Inc	5,000,000	751,318	4,604,740	17.22%
Exeter Industrial Value Fund, LP	5,000,000	350,000	3,999,714	14.96%
Harrison Street Real Estate Partners I, LP	5,277,700	164,388	2,332,616	8.72%
Parmenter Realty Fund III, LP	2,500,000	—	1,219,180	4.56%
Legg Mason Real Estate Capital II, Inc	1,500,000	—	1,170,227	4.38%
Legacy Partners Realty Fund I, LLC	2,000,000	—	963,804	3.60%
Guardian Realty Fund II, LLC	1,500,000	79,121	916,022	3.43%
Barrow Street Real Estate Investment Fund III, LP	4,400,000	240,270	899,187	3.36%
Almanac Realty Securities IV, L.P	2,000,000	—	683,408	2.56%
RREEF America REIT III, Inc. (2)	1,500,000	—	570,614	2.13%
Legacy Partners Realty Fund II, LLC	2,800,000	—	457,516	1.71%
Keystone Property Fund II, LP	2,500,000	—	—	0.00%

Total Private Equity Real Estate Funds (cost $31,915,710)	$40,977,700	$1,585,097	23,103,413	86.40%

Fixed Income Securities
FHLMC Series 4152, Class UD, Dated 01/01/13, 2.5%, Due 01/15/43	$267,150		278,734	1.04%
FHLMC Series 3909, Class UA, Dated 08/01/11, 3.5%, Due 08/15/25	158,153		165,190	0.62%
FHLMC Series 3852, Class CP, Dated 05/01/11, 4.5%, Due 10/15/39	142,328		151,534	0.57%
FHLMC Series 3972, Class AB, Dated 12/01/11, 3.5%, Due 05/15/36	54,554		55,318	0.21%
FHLMC Series 2979, Class MC, Dated 05/01/05, 5.0%, Due 05/15/20	11,604		12,391	0.05%
FHLMC Series 2727, Class PE, Dated 01/01/04, 4.5%, Due 07/15/32	5,744		5,902	0.02%
FHLMC Series 2558, Class DE, Dated 01/01/03, 5.5%, Due 09/15/32	4,960		5,109	0.02%
FHLMC Series 3035, Class PA, Dated 09/01/05, 5.5%, Due 09/15/35	3,989		4,411	0.02%
FHLMC Series 2780, Class JA, Dated 04/01/04, 4.5%, Due 04/15/19	2,318		2,427	0.01%
FNMA Series 2010-15, Class PB, Dated 02/01/10, 5.0%, Due 11/25/37	250,000		261,544	0.98%
FNMA Series 2013-18, Class KD, Dated 02/01/13, 2.5%, Due 03/25/33	228,002		224,888	0.84%
FNMA Series 2009-65, Class JY, Dated 08/01/09, 4.5%, Due 09/25/39	60,273		62,129	0.23%
FNMA Series 2003-17, Class HC, Dated 02/01/03, 5.0%, Due 03/25/18	20,936		22,165	0.08%
FNMA Series 2008-74, Class B, Dated 08/01/08, 5.5%, Due 09/25/38	12,122		13,226	0.05%
FNMA Series 1990-118, Class G, Dated 09/01/90, 6.0%, Due 09/25/20	8,075		8,607	0.03%
FNMA Series 2004-88, Class HA, Dated 11/01/04, 6.5%, Due 07/25/34	5,529		5,762	0.02%
FNMA Series 2003-22, Class KL, Dated 03/01/03, 5.5%, Due 09/25/32	5,274		5,494	0.02%
FNMA Series 2007-82, Class B, Dated 07/01/07, 5.0%, Due 11/25/33	5,244		5,265	0.02%
FNMA Series 2003-71, Class UA, Dated 07/01/03, 4.0%, Due 08/25/18	2,133		2,229	0.01%
FNMA Series 2003-33, Class AE, Dated 04/01/03, 4.5%, Due 03/25/33	861		893	0.00%
FNMA Pool Series 0548, Dated 09/01/10, 3.5%, Due 10/01/20	285,038		299,983	1.12%
FNMA Pool Series 687044, Dated 01/01/03, 5.5%, Due 01/01/18	5,311		5,593	0.02%

Schedule of Investments

March 31, 2014

Description	Commitment or Principal Amount	Value	% of Net Assets
Fixed Income Securities (continued)
GNMA Series 2010-162, Class PT, Dated 12/01/10, 2.5%, Due 05/20/39	$202,548	$206,045	0.77%
GNMA Series 2006-69, Class GE, Dated 12/01/06, 5.25%, Due 02/20/33	20,677	21,127	0.08%
GNMA Series 2008-56, Class DL, Dated 06/01/08, 5.5%, Due 09/20/37	19,886	20,738	0.08%
GNMA Series 2003-40, Class TD, Dated 05/01/03, 5.0%, Due 03/20/33	15,683	16,273	0.06%
GNMA Series 2006-1, Class LA, Dated 01/01/06, 5.0%, Due 06/20/35	15,671	15,954	0.06%
GNMA Series 2005-85, Class JN, Dated 11/01/05, 5.5%, Due 10/16/32	9,440	9,958	0.04%
GNMA Series 2002-70, Class BL, Dated 10/01/02, 5.5%, Due 07/20/32	9,188	9,713	0.04%
GNMA Series 2004-42, Class LE, Dated 06/01/04, 5.5%, Due 07/20/33	8,341	8,760	0.03%
GNMA Series 2012-30, Class BC, Dated 03/01/12, 2.5%, Due 08/20/40	8,423	8,446	0.03%
GNMA Series 2004-47, Class QD, Dated 06/01/04, 5.0%, Due 08/16/33	7,222	7,381	0.03%
GNMA Series 2009-34, Class DA, Dated 05/01/09, 4.5%, Due 03/20/34	6,974	7,031	0.03%
GNMA Series 2007-61, Class VN, Dated 10/01/07, 5.5%, Due 02/20/28	6,109	6,215	0.02%
GNMA Series 2005-92, Class EC, Dated 12/01/05, 5.5%, Due 03/20/34	5,716	5,748	0.02%
GNMA Series 2005-56, Class DB, Dated 07/01/05, 5.0%, Due 08/20/33	4,930	4,951	0.02%
GNMA Series 2005-77, Class DA, Dated 10/01/05, 5.5%, Due 02/17/33	4,283	4,327	0.02%
GNMA Series 1999-15, Class PC, Dated 05/01/99, 5.0%, Due 04/16/29	3,183	3,296	0.01%
GNMA Series 2004-72, Class BA, Dated 09/01/04, 5.5%, Due 02/20/33	64	64	0.00%
GNMA Pool Series 4736, Dated 07/01/10, 4.0%, Due 07/20/40	13,172	13,753	0.05%
GNMA Pool Series 781092, Dated 10/01/99, 7.0%, Due 10/15/14	575	579	0.00%
Morgan Stanley Liquid Asset Fund, Inc.	1,092,084	1,092,084	4.08%

Total Fixed Income Securities (cost $3,073,399)	$2,993,767	3,061,237	11.45%

Total Investments at Fair Value (cost $34,989,109)		$26,164,650	97.85%

See accompanying notes to financial statements.

(1)	Investments in Underlying Funds are illiquid, exempt from registration under the Securities Act of 1933.
(2)	A redemption request has been submitted for the investment in RREEF America REIT III, Inc., however that fund has suspended redemptions for an indefinite period.

Statement of Operations

For the Year ended March 31, 2014

Investment Income
Underlying Funds	$1,548,712
Interest	81,083

Total investment income	1,629,795

Expenses
Management fees	505,600
Professional fees	211,729
Administration fees	161,000
Insurance expenses	49,209
Board of Directors’ fees	46,375
Compliance	36,000
Printing expenses	18,000
Other expenses	8,331

Total operating expenses before reimbursement from Adviser	1,036,244
Reimbursement from Adviser	(190,125)

Net operating expenses	846,119

Net investment income	783,676
Net realized loss on investments	(367,325)
Net change in unrealized depreciation on investments	706,411

Net increase in net assets resulting from operations	$1,122,762

See accompanying notes to financial statements.

Consolidated Statement of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2014	March 31, 2013
Increase in Net Assets Resulting from Operations:
Net investment income	$783,676	$141,790
Net realized loss on investments	(367,325)	(1,057,806)
Net change in unrealized depreciation on investments	706,411	2,666,114

Net increase in net assets resulting from operations	1,122,762	1,750,098

Capital Share Transactions:
Capital redemptions	(84,996)	—
Return of capital distributions to shareholders	(3,065,626)	—

Net decrease in net assets resulting from capital share transactions	(3,150,622)	—

Net (decrease) increase in net assets	(2,027,860)	1,750,098
Net Assets, beginning of year	28,769,860	27,019,762

Net Assets, end of year	$26,742,000	$28,769,860

See accompanying notes to financial statements.

Statement of Cash Flows

For the Year ended March 31, 2014

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$1,122,762
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized loss on investments	367,325
Net change in unrealized depreciation on investments	(706,411)
Increase/decrease in operating assets and liabilities
Purchases of investments owned	(2,314,011)
Proceeds from disposition of investments owned	5,359,688
Accrued interest receivable	1,811
Prepaid expenses and other assets	(2,156)
Management fees payable	(17,045)
Due to affiliate	(500)
Accrued expenses and other liabilities	61,175

Net cash provided by operating activities	3,872,638

Cash Flows From Financing Activities:
Capital redemptions	(84,996)
Return of capital distributions to shareholders	(3,065,626)

Net cash used in financing activities	(3,150,622)

Net increase in cash and cash equivalents	722,016
Cash and cash equivalents at:
Beginning of year	220,422

End of year	$942,438

See accompanying notes to financial statements.

Consolidated Financial Highlights

	For the Years ended March 31,
	2014	2013	2012	2011	2010
Per share data (for a share outstanding throughout the year)[1]:
Net asset value, beginning of year	$701.70	$659.02	$655.77	$634.18	$811.63

Net investment income (loss)	19.15	3.46	(11.74)	(10.09)	(5.57)
Net realized gain (loss) on investments	(8.98)	(25.80)	(2.59)	(4.34)	(2.16)
Net change in unrealized appreciation (depreciation) on investments	17.37	65.02	17.58	36.02	(169.72)

Total from operations	27.54	42.68	3.25	21.59	(177.45)

Return of capital distributions to shareholders	(75.00)	—	—	—	—

Total distributions to shareholders	(75.00)	—	—	—	—

Net asset value, end of year	$654.24	$701.70	$659.02	$655.77	$634.18

Total return[2]	4.50%	6.48%	0.49%	3.40%	(21.86)%

Net assets, end of year	$26,742,000	$28,769,860	$27,019,762	$26,886,668	$26,001,540

Ratios to average net assets[3]:
Expenses, including expense reimbursement	3.04%	3.08%	3.08%	2.95%	2.88%
Expenses, excluding expense reimbursement	3.73%	3.71%	3.70%	3.71%	3.65%
Net investment income (loss)	2.82%	0.52%	(1.76)%	(1.52)%	(0.77)%
Portfolio turnover rate	6.24%	19.58%	18.10%	31.18%	58.14%

See accompanying notes to financial statements.

[1]	Per share calculations are based on average shares outstanding during the year.
[2]

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Past performance is not a guarantee of future results.

[3]	Ratios do not include expenses of Underlying Fund investments.

Notes to Financial Statements

March 31, 2014

(1) Organization

Madison Harbor Balanced Strategies, Inc. (the “Fund”), is a Maryland corporation formed on December 16, 2003, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005, and held its final closing on December 31, 2006 (the “Final Closing”). The Fund has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. Pursuant to the Fund’s investment advisory agreement, Aviva Investor Americas, LLC (“Aviva Investors”), a Delaware limited liability company, serves as the adviser of the Fund (the “Adviser”). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the “Underlying Funds”). The Fund’s investment period ended December 31, 2007, and the duration of the Fund, which was originally anticipated to be ten years from the Final Closing, is now anticipated to run through 2018.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. (“MHBS-TRS”). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. On December 31, 2013, MHBS-TRS was merged into the Fund pursuant to a resolution adopted by the Board, and all assets and liabilities of MHBS-TRS, including the investment in Barrow Street Real Estate Investment Fund III, were transferred to the Fund.

(2) Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(b)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

(c)	Principles of Consolidation

The accompanying financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and, through December 31, 2013, its former wholly-owned subsidiary, MHBS-TRS. MHBS-TRS was 100% owned and controlled by the Fund. All material intercompany transactions and account balances have been eliminated in consolidation.

(d)	Valuation

FAIR VALUE MEASUREMENT – DEFINITION AND HIERARCHY

The Fund provides disclosures about investments that are measured and reported at fair value using a fair value hierarchy, which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment. Examples of assets utilizing Level 1 inputs are: most U.S. Government securities and money market securities.

•

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Examples of assets utilizing Level 2 inputs are: certain U.S. agency securities and collateralized mortgage obligations.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Examples of assets utilizing Level 3 inputs are: private equity real estate funds.

The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or Level 2 to Level 3.

Money Market Securities. Money market securities are valued using quoted market prices. Valuation adjustments are not applied. Accordingly, the Fund’s investments in money market securities are categorized in Level 1 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities include collateralized mortgage obligations and are generally valued using quoted market prices or are benchmarked thereto. Accordingly, the Fund’s investments in U.S. agency securities are categorized in Level 2 of the fair value hierarchy.

Investments in Private Equity Real Estate Funds. The Fund’s investments in private equity real estate funds take the form of direct private investments in such entities. The transaction price is used as the best estimate of fair value at inception. Thereafter, valuation is based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable company transactions, performance multiples and changes in market outlook, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy because they trade infrequently or not at all, and, therefore, the fair value is unobservable.

The Fund’s net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair value of investments as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

In determining fair value, the Board uses a multi-step valuation process each quarter, as described below.

(i)	The first step of the process is a review and analysis conducted by the Adviser of the reported net asset value of each of the Underlying Funds. This includes a review of the Underlying Fund’s latest financial statements and an analysis of its real estate portfolio and the methodologies and assumptions, including discount rates and exit cap rates (the ratio of projected net operating income to terminal sales price), used by each Underlying Fund in the valuation of the portfolio. Since the Underlying Funds generally do not issue their financial statements until 60 to 90 days after quarter-end and the Fund seeks to issue its net asset value within 30 days of quarter-end, the Adviser by necessity generally relies on prior quarter financial information.

(ii)	The results of this review and analysis are compiled by the Adviser and consideration is given to subsequent events at each Underlying Fund level and within the real estate markets in which they invest, and to events and conditions in the broader real estate market and economy.

(iii)

The Adviser then calculates a discount rate for each Underlying Fund using external data including market interest rates at the current quarter-end and lending spreads for specific real estate property types, and an estimated cost of equity rate based on the specific Underlying Fund portfolio. The Adviser also reviews the exit cap rate and other assumptions used by each Underlying Fund. A fair value is then determined for each Underlying Fund based on the Adviser’s internally derived discount rate and exit cap rates.

(iv)	The results of this analysis are detailed in a Valuation Memorandum which is reviewed and, subject to any revisions, approved at a meeting of the Valuation Committee.

(v)	The Valuation Committee then provides a recommendation to the full Board for their review and approval.

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments carried at fair value at March 31, 2014:

Unobservable
	Fair Value	Inputs	Range

Private Equity Real Estate Funds	$23,103,413	Discount Rates	7.38% - 25.00%
		Exit Cap Rates	5.55% - 9.62%
		Cost of Equity Rates	13.00% - 25.00%

Changes in discount rates, exit cap rates or cost of equity rates, each in isolation, may change the fair value of our Private Equity Real Estate investments. Generally, an increase in discount rates and cost of equity may result in a decrease in the fair value of Private Equity Real Estate investments.

(e)	Income and Expense Recognition

Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

The Fund is responsible for and pays all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser’s management fee, fees paid to the Fund’s administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors’ and officers’ insurance, travel expenses incurred on the Fund’s behalf, and organizational and offering costs of the Fund.

In the event that the expenses of the Fund in any particular fiscal year of operations, excluding the Adviser’s management fees, offering costs, taxes and extraordinary items, and any expenses for MHBS-TRS, exceed 1.00% of the Fund’s average month-end net asset value for the fiscal year (the “Expense Reimbursement Methodology”), the Adviser will reimburse the Fund for any such expenses incurred above that amount (the “Expense Reimbursement”). The Fund notes that its private placement memorandum stated that “in the event that [the Fund’s] total ongoing operating expenses in any particular fiscal year of operations, excluding management fees, exceed 1.00% of [the Fund’s] net asset value as determined at the end of that fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of [the Fund’s] net asset value,” (the “Stated Methodology”). In fact, the Stated Methodology was never employed, and the Expense Reimbursement Methodology has historically benefitted the Fund’s shareholders, compared with the amount that would have been reimbursed to the Fund under the Stated Methodology. The Fund believes that the Expense Reimbursement Methodology represents the industry standard for fee reimbursements of this nature. However, when the value of the net assets of the Fund is declining, as it had been in the market environment in 2009 and 2010, the Expense Reimbursement Methodology would be less beneficial to Fund shareholders than the Stated Methodology.

The total expenses of the Fund, excluding management fees, offering costs, taxes, expenses of the Fund’s taxable REIT subsidiary and extraordinary items, for the year ended March 31, 2014, amounted to $468,208, and the Expense Reimbursement for the year was $190,125.

(f)	Income Taxes

The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005, and thereafter and it is management’s intention to adhere to these requirements and maintain the Fund’s REIT status.

As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

For the tax year ended December 31, 2013, MHBS-TRS incurred a net operating loss (“NOL”) for federal income tax purposes of approximately $308,000. The difference between the tax loss and the financial statement net income of MHBS-TRS of approximately $6,000 mainly relates to the timing of the recognition of realized losses for tax purposes. As of December 31, 2013, MHBS-TRS had a cumulative NOL of approximately $2,509,000 which expires through 2033. Following the merger of MHBS-TRS into the Fund, it is expected that the cumulative NOL will be available to be used by the Fund.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (2010 and later) and has concluded that as of March 31, 2014, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Interest and penalties on uncertain tax positions, should any be taken, will be classified as interest and other expense, respectively.

(g)	Distributions to Shareholders

Distributions to shareholders are recorded on the record date.

(h)	Cash and Cash Equivalents

The Fund considers cash in banks, obligations of the U.S. Government, commercial paper and deposits with financial institutions with maturities of three months or less when acquired and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.

The Fund currently maintains its cash balances with SEI Private Trust Company. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant risk on cash and cash equivalents. From time to time, the Fund may, during the course of operations, maintain cash balances with financial institutions in excess of federally insured limits. In the event of a financial institution’s insolvency, the recovery of cash may be limited.

(3) Capital Share Transactions

As of March 31, 2014, 300,000 shares of $0.0001 par value common stock were authorized.

Shares of the Fund’s common stock were initially sold at a price of $1,000 per share. The Fund’s shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Final Closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value, and will at no time exceed more than 5% of the Fund’s outstanding shares. The Fund did not make a tender offer during the years ended March 31, 2013 or 2014, but did, at the discretion of the Board and pursuant to the terms of the Fund’s private placement memorandum, repurchase 125 shares for $84,996, during the year ended March 31, 2014, from the estates of deceased shareholders.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund’s shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually.

As of March 31, 2014, affiliates of the Adviser owned approximately 0.1% of the shares of the Fund.

(4) Investments

As of March 31, 2014, the Fund had committed an aggregate of $42,455,700 to 14 Underlying Funds, of which 13 Underlying Funds with commitments totaling $40,977,700 remain in the portfolio. As of December 31, 2012, Underlying Fund Pearlmark Mezzanine Realty Partners II, LP was liquidated. With the exception of one Underlying Fund, redemptions are not permitted and liquidity is available only to the extent that the Underlying Funds make distributions. Underlying Fund RREEF America III REIT, Inc. does permit, but has indefinitely suspended, redemptions. As of March 31, 2014, total unfunded commitments to Underlying Funds were $1,585,097.

Cost of investments in, and distributions received from, Underlying Funds, for the year ended March 31, 2014, were $363,959 and $3,592,458, respectively. All such distributions received from Underlying Funds are non-recallable return of capital. The cost of purchases, and the proceeds from sales and repayments, of fixed-income securities were $1,950,052 and $1,767,230, respectively, for the year ended March 31, 2014. At

March 31, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At March 31, 2014, net unrealized appreciation (depreciation) on investments in Underlying Funds was ($8,812,297) (gross unrealized appreciation of $1,841,204 and gross unrealized depreciation of ($10,653,501) and net unrealized appreciation (depreciation) on fixed-income securities was ($12,162) (gross unrealized appreciation of $10,432 and gross unrealized depreciation of ($22,594).

FAIR VALUE MEASUREMENTS

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy. See Note 2 for a discussion of the Fund’s policies regarding this hierarchy.

The following fair value hierarchy tables present information about the Fund’s assets measured at fair value on a recurring basis as of March 31, 2014.

Assets Measured at Fair Value on a Recurring Basis as of March 31, 2014

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Other Unobservable Inputs	Balance as of March 31, 2014
	(Level 1)	(Level 2)	(Level 3)
Fixed Income Securities:
Money Market Fund	$1,092,084	$—	$—	$1,092,084
U.S. Agency Securities	—	1,969,153	—	1,969,153
Private Equity Real Estate Funds	—	—	23,103,413	23,103,413

Total	$1,092,084	$1,969,153	$23,103,413	$26,164,650

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis for period ended March 31, 2014

	Beginning Balance	Realized Gains (Losses)[1]	Unrealized Gains (Losses)[1]	Total Realized and Unrealized Gains (Losses)[1,2]	Purchase, Sales, Other Settlements and Issuances, Net	Ending Balance
Private Equity Real Estate Funds	$25,847,087	$(181,611)	$666,436	$484,825	$(3,228,499)	$23,103,413

[1]

Realized and unrealized gains (losses) are included in net realized gains (losses) on investments and net changes in unrealized appreciation (depreciation) on investments in the statement of operations.

[2]	Excludes $1,548,712 of investment income included in the statement of operations.

The total change in unrealized appreciation (depreciation) included in the statement of operations attributed to Level 3 investments still held at March 31, 2014, was $666,436.

During the year ended March 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities and no significant changes to the Fund’s fair valuation methodologies.

(5) Investment Advisory Fees

Pursuant to the investment advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, in advance, a management fee at an annualized rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments, and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the “Managed Account”). Gross management fees for the year ended March 31, 2014, were equal to an annualized 1.82% of the Fund’s average net assets, and the effective management fee rate, net of the Expense Reimbursement, was an annualized 1.13%.

(6) Administration Agreement

SEI Investments Global Funds Services (the “Administrator”) provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the year ended March 31, 2014, the Fund incurred Administration fees of $161,000, which equates to the minimum fee.

(7) Distributions to Shareholders

For the years ended March 31, 2013 and 2014, the Fund had no distributable earnings, and at the end of each of these periods the Fund had no undistributed ordinary income.

For the year ended March 31, 2014, the Fund declared and paid distributions of $75.00 per share, equal to $3,065,626. These distributions represented a return of capital to shareholders. There were no distributions during the year ended March 31, 2013.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. The primary reasons that differences may exist between the Fund’s tax-basis versus GAAP-basis net investment income are: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes; and (3) differing tax and GAAP year ends (December 31, and March 31, respectively). These differences are temporary in nature.

(8) Subsequent Events

On April 28, 2014, the Fund declared a distribution of $25.00 per share payable on May 15, 2014, to shareholders of record on May 9, 2014. It is anticipated that this distribution will be treated as a return of capital for U.S. federal tax purposes.

On May 5, 2014, the Fund repurchased 50 of its shares for $32,712 from the estate of a deceased shareholder. Subsequent to March 31, 2014, the following distributions were received from Underlying Funds:

Underlying Fund	Transaction	Amount	Date
Almanac Realty Securities IV, L.P.	Distribution	$8,022	April 30, 2014
Exeter Industrial Value Fund, L.P.	Distribution	56,022	April 30, 2014
RREEF America REIT III, Inc.	Distribution	46,490	April 30, 2014
Exeter Industrial Value Fund, L.P.	Distribution	420,168	May 14, 2014
Harrison Street Real Estate Partners I, LP	Distribution	52,559	May 16, 2014

Manager Highlights

The Fund invested in the following fourteen Underlying Funds.

	Fund Size	Strategy		Investment Type
	($ millions)	Value Added	Opportunistic	Equity	Debt
Barrow Street Real Estate Investment Fund III – Focuses on middle-market ($5 to $25 million of equity or mezzanine debt) opportunities that typically are too small for larger opportunity funds and yet too big for local operators. Barrow Street pursues strategies that include: unique commercial and residential development opportunities; redevelopment and distressed investments; cyclical repositioning and leasing of existing commercial properties.	$372	¡	—	—	¡

Exeter Industrial Value Fund – A value-add fund focusing on industrial and flex properties in the Eastern U.S. The fund will implement a lease-up, development or redevelopment strategy in alternative markets to overheated primary markets, such as the Northeast I-81 corridor over the congested I-95 corridor; affordable Southeast (Nashville, Memphis, Louisville, Tampa and Orlando) market over Chicago, Indianapolis, Dallas, Atlanta or Miami; and the growing eastern port markets (Charleston, Norfolk, Jacksonville and Savannah) benefiting from the overspill from the west coast ports.	$350	—	¡	—	¡

Almanac Realty Securities IV – Makes entity level investments in operating company platforms that utilize value-added strategies. The fund provides real estate operating companies with growth capital, financing expertise and hands-on management experience in order to increase the value of the underlying company. (Formerly Five Arrows.)	$445	—	—	—	—

Guardian Realty Fund II – Acquires Class B/B+ commercial office buildings within the Washington D.C. metropolitan area. The fund targets assets with high potential for value enhancement through repositioning, re-tenanting, refurbishing and intensive hands-on asset management. Target assets are in highly desirable locations and at least 80% leased to high quality tenants with below market rents.	$114	—	—	—	¡

Harrison Street Real Estate Partners I – An opportunistic allocator fund investing in student housing, senior housing, medical office buildings, self-storage and parking. The fund will create exclusive joint ventures with local operating partners, streamlining deal flow and providing flexible capital and capital market expertise. Harrison Street has a team with experience investing in these niche sectors as well as the ability to thoroughly screen best-in-class partners, structure exclusive joint venture partnerships and provide capital market expertise to the partners.	$209	—	—	—	¡

Keystone Property Fund II – Acquires underperforming Class C/D properties at significant market discounts and transforms them through extensive redevelopment into Class B+/A office buildings. The renovations are typically done while tenants are still in place in order to maintain positive current cash flow.	$111	—	—	—	¡

Legacy Partners Realty Fund I – Invests in office properties in western markets, primarily Southern California, the San Francisco Bay area, Denver and Seattle, seeking to acquire properties which have suffered from lack of demand due to the decline in technology investment or which are in need of substantial renovation. The management team at Legacy is the former west coast unit of the Lincoln Property Company.	$332	—	¡	—	¡

Manager Highlights

(continued)

	Target Fund Size	Strategy		Investment Type
	($ millions)	Value Added	Opportunistic	Equity	Debt
Legacy Partners Realty Fund II – This is the second in a series of office property funds sponsored by Legacy. The strategy for fund II is equivalent to fund I, as described above.	$457	—	—	—	¡

Legg Mason Real Estate Capital II – Makes short-term loans to real estate operators that seek significant improvements to their properties’ performance as a result of capital improvements, re-leasing, improved management and re-positioning. This is the fourth real estate debt fund managed by this team. This fund targets the West, Southwest, Southeast and Mid-Atlantic markets.	$455	—	¡	¡	—

Parmenter Realty Fund III – A Miami-based real estate investment company with a history of successful value-add investing in office buildings across the southeast and southwestern regions of the U.S. The Manager makes research driven acquisitions in the office sector and selective acquisitions in the condo/multifamily sector.	$246	—	¡	—	¡

RREEF America REIT III – An open-ended fund that makes equity investments in value added real estate ventures nationwide. The fund’s activities include direct acquisitions, physical improvements, market re-positionings, active management and sales of well-located apartment, industrial, retail and office properties in major metropolitan markets. The fund also invests in new speculative development projects.	$2,097	—	¡	—	¡

Thor Urban Property Fund II – A value-added and opportunistic operator fund focused on investing in retail and mixed-use assets in urban inner city markets throughout the U.S. including Chicago, Philadelphia, Baltimore, Washington D.C., Los Angeles, Houston, Atlanta, South Florida and Puerto Rico, with an emphasis in New York City. Thor possesses a unique combination of significant experience in urban retail markets as both an investor and operator, and as a retailer. Thor’s investment strategy is built upon a combination of inner city supply and demand imbalance, compelling demographic growth trends and Thor’s knowledge of the intricacies of the urban retail environment. Thor will acquire existing assets to implement rehabilitation and repositioning strategies, and development and redevelopment retail and mixed-use properties in urban locations.

	$596	—	—	—	¡

Pearlmark Mezzanine Realty Partners II – Utilizes the network of Pearlmark (formerly Transwestern) to source and analyze subordinated loans to borrowers who pursue stabilized and value added investments in real estate on a nationwide basis. Fund liquidated in 2012.	$300	—	¡	¡	—

Urban American Real Estate Fund II – Urban American focuses on workforce housing in urban neighborhoods primarily across the New York City metropolitan area. Their strategy is built upon the direct relationship between capital expenditures and permissible rental increases in rent regulated apartments, where increases in rents can be achieved through investment in unit and common area upgrades. Urban American is able to identify single asset and portfolio investments by understanding the required capital improvement and maintenance for each property and by leveraging its strong reputation in local communities for improving the quality of available housing.

	$171	—	¡	—	¡

Primary Strategies Implemented by Underlying Funds

Privacy Policy

This privacy statement is issued by Madison Harbor Balanced Strategies, Inc. We consider privacy to be fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ nonpublic personal information.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described in this notice. We never sell client lists or individual client information. Internal policies and procedures are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, and through transactions with us or our affiliates. We collect information about our clients (such as name, address, birth date, social security number, educational and professional background, assets and income) and their transactions with us (such as investments, performance and account balances). To be able to serve our clients, the information we collect is shared with our affiliates and to third parties that perform various services for us, such as transfer agents, lawyers, accountants, custodians and broker-dealers. This includes identification information (e.g., name and address), transaction and experience information (e.g., account balance), and other information necessary to accomplish customer transactions. In addition, the information we collect may be shared with affiliates, with financial institutions with which we have joint marketing agreements, or with other parties as permitted or required by law. Depending on where you live, state or local law may provide you with additional protections and may require that we send you additional notices. If any law requires that we obtain permission before we share your information, we will do so. Finally, we may be required by domestic or foreign laws to disclose certain information about our clients to tax or other authorities.

Any organization receiving client information may only use it for the purpose designated by Madison Harbor Balanced Strategies, Inc. or its affiliates.

Management Team and Independent Directors1

Senior Management Team

Edward M. Casal, 56, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Fund. Mr. Casal is also the Global Managing Director of the Global Real Estate Multi-Manager Group at Aviva Investors. Mr. Casal has over 25 years of broad experience in real estate and corporate finance at Madison Harbor Capital, UBS, Dillon, Read & Co. and Goldman, Sachs & Co. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions. Mr. Casal is a Director of Parkway Properties, Inc.

Russell H. Bates, 47, President. Mr. Bates also serves as Portfolio Manager and on the Global Investment Committee of the Global Real Estate Multi-Manager Group at Aviva Investors. Mr. Bates has over 15 years of experience in business and law, most recently with Madison Harbor Capital, and as a real estate investment banker at UBS and Friedman Billings Ramsey, and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the Pension Real Estate Association, the Urban Land Institute and the International Council of Shopping Centers.

Independent Directors of the Fund

Cydney C. Donnell, 54, is an Executive Professor, Associate Department Head-Finance Department and Director of Real Estate Programs at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell is a Board member of American Campus Communities Inc., Pebblebrook Hotel Trust, and the Employees Retirement System of Texas. Ms. Donnell is Chair of the Fund’s Valuation Committee and also serves on the Audit and Nominating & Compensation Committees.

Stanley R. Perla, CPA, 70, has over 40 years of public and private real estate audit and accounting experience, including a 35 year career at Ernst & Young, the last 25 of which as Partner. He served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. Most recently Mr. Perla was Managing Partner at Cornerstone Accounting Group, a public accounting firm specializing in real estate and prior to that he served as Director of Internal Audit at Vornado Realty Trust. He is a Director and Chair of the Audit Committee at American Realty Capital Fund V, American Realty Capital Real Estate Income Fund and American Realty Capital Hospitality Trust, and a Director of GTJ REIT, Inc. Mr. Perla is Chair of the Fund’s Audit Committee and also serves on the Valuation and Nominating & Compensation Committees.

Leland R. Speed, 81, serves as a Director and Chairman of the Board of New York Stock Exchange listed real estate investment trust EastGroup Properties, Inc. He was previously a Director and Chairman of the Board of Parkway Properties, Inc., and served as Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Fund’s Audit and Nominating & Compensation Committees.

[1]	All directors of the Fund have served since the Fund’s inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than noted above. Additional information regarding the directors and officers of the Fund may be found in the Fund’s most recently filed Form N-CSR, which is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Madison Harbor Balanced Strategies, Inc.

125 Park Avenue, 25th Floor

New York, NY 10017

For more information,

please call 212.380.5500

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission’s website at http://www.sec.gov. However, since the Fund’s strategy consists of investing in real estate private equity funds (“Underlying Funds”), for which voting rights will be limited, the Fund will likely have few opportunities, if any, to vote proxies.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and Chief Financial Officer. For the calendar year ended December 31, 2013 and the Registrant’s fiscal year ended March 31, 2014, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Stanley Perla, who is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for professional services rendered by EisnerAmper LLP (“EisnerAmper”), the Registrant’s independent registered public accounting firm for the fiscal years ended March 31, 2014 and 2013 for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2014 and 2013 were $75,000 and $76,000, respectively.

(b) Audit-Related Fees: The aggregate fees billed for assurance and related services rendered by EisnerAmper that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended March 31, 2014 and 2013 were $0 and $0, respectively.

(c) Tax Fees: The aggregate fees billed for professional services by EisnerAmper for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2014 and 2013 were $60,750 and $62,000, respectively.

(d) All Other Fees: No such fees were billed to the Registrant by EisnerAmper in the fiscal years ended March 31, 2014 and 2013.

(e)(1) It is the policy of the Audit Committee to pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Registrant by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(B) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee may form and delegate authority to subcommittees consisting of one or more independent members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at each of its next scheduled meetings.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2014	Fiscal Year 2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable. The percentage of hours expended on EisnerAmper’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributed to work performed by persons other than EisnerAmper’s full-time, permanent employees was not greater than 50 percent.

(g) The aggregate non-audit fees and services billed by EisnerAmper for the fiscal years ended March 31, 2014 and March 31, 2013 were $0 and $0, respectively.

(h) Not applicable. No non-audit services were provided to the Registrant’s investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5.	Audit Committee of Listed Registrants.

Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

A schedule of investments in securities of unaffiliated issuers, as of the close of the reporting period, is included as part of the annual report to shareholders filed under Item 1 of this form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Aviva Investors Americas, LLC (“AIA” or the “Adviser”). However, since the Registrant’s strategy consists of investing in real estate private equity funds, for which voting rights will be limited, there will likely be few, if any, opportunities to vote proxies on behalf of the Registrant. The Proxy Voting Policies and Procedures of the Adviser (“Proxy Voting Polices”) are as follows:

Aviva Investors Americas, LLC.

Proxy Voting Policies and Procedures

Policy

AIA is responsible for exercising voting authority over client portfolio securities consistent with the client’s best interests, which is viewed as making a judgment as to what voting decision (including a decision not to vote) is reasonably likely to maximize total return to the client. In the management of fixed income portfolios, the receipt and voting of proxies occurs less frequently than for equity portfolios; e.g., in the instance of restructuring debt resulting in the issuance of equity. AIA’s policy and practice is to receive and vote client proxies, disclose and mitigate conflicts of interest, make the policy available upon client request, respond to client inquiries regarding the voting of proxies and maintain appropriate records.

Background

SEC-registered investment advisers who exercise voting authority over client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of the adviser‘s proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Trading Officer has the responsibility for the implementation and adherence to the policy.

Cross Border Mandates

Participating Affiliates shall comply with this policy with respect to US clients. PA Compliance shall provide certifications of their compliance upon request of the CCO.

Procedures

General Handling of Proxy Materials - Proxy materials should be directed to the investment area responsible for managing accounts holding the security; e.g., proxies for registered fixed income securities should be directed to Fixed Income Management, proxies for unregistered securities should be directed to Private Fixed Income Management, proxies for high yield securities should be directed to High Yield Management, proxies for money market funds should be directed to Treasury Management / Business Planning. Employees should promptly forward all proxy materials received to the appropriate investment area.

Disclosures - AIA will include a concise summary of its proxy voting process in its Form ADV, Part 2 explaining how clients may obtain information about how their proxies were voted and how to obtain a copy of the policy.

Client Requests for Information - Client requests for the policy should be forwarded to the CCO; client requests for information about how AIA voted their proxies should be forwarded to the Client Relationship Manager. The CCO or Client Relationship Manager (or designee), as appropriate, is responsible for responding to such requests in writing and providing the policy or requested information.

Third-Party Proxy Services - AIA may retain a third-party service provider to provide proxy recommendations or guidelines, to cast votes, to respond to client requests for the policy or voting information, and to keep and maintain records required under the policy.

Voting Procedures and Guidelines

Portfolio managers within each responsible investment area are to vote (or to refrain from voting) proxies for accounts they manage in a manner consistent with the policy, the accounts’ investment management agreements, and any written instructions from the clients.

Portfolio managers are to notify the CCO of his or her votes, contrary to AIA’s general guidelines, votes on non-routine matters and instances where the portfolio manager refrains from voting.

Absent special circumstances or client instructions, AIA typically votes proxies according to the following general guidelines:

- We consider the opinion of management on the issues to be voted;

- We evaluate the effects of our vote on management, on shareholder value, and on the issuer’s business and business practices;

- We vote with management on routine corporate housekeeping proposals, such as election of directors and selection of auditors; and

- We vote against proposals that entrench management or board members, diminish shareholder rights, reduce the proportionate share of current shareholdings, or result in unequal voting rights.

The following matters will be evaluated on a case-by-case basis, and AIA will vote on these matters in the best economic interests of its clients: preemptive rights offerings; staggered boards (where they do not exist already); new classes of shares having different voting rights; “poison pills”; and “golden parachutes.”

AIA may refrain from voting client proxies when: the securities are no longer held in the account; the voting materials are not received in sufficient time to allow proper analysis or an informed vote by the voting deadline; it determines the cost of voting will likely exceed the expected potential benefit to the accounts; the securities have been loaned pursuant to the account’s securities lending arrangement and are unavailable to vote; or the securities are of a de minimus amount (as determined by the Proxy Committee).

Each portfolio manager must notify the CCO by email or in writing of the manager’s intention to vote a proxy contrary to AIA’s general guidelines or not to vote a proxy, and must not vote or take other action until instructed by the CCO. The CCO may resolve the matter or may convene the Proxy Committee to instruct the portfolio manager how to proceed.

Conflicts of Interest

Each portfolio manager is responsible for identifying, prior to each proxy vote, material, actual or potential conflicts between the interests of AIA, its affiliates, or employees and the interests of the accounts for which the manager will vote, including conflicts arising from:

-Existing or prospective client or other relationships involving the issuer or the executive officers of the issuer;

-A significant business, personal, or financial interest of the designated portfolio manager in the outcome of the vote;

-Undue influence upon the designated portfolio manager, whether exerted by an internal or external party (such as agents of the issuer).

Any portfolio manager or other employees with any concern or doubt about whether a conflict (or potential conflict) of interest exists with respect to any proxy solicitation must inform the CCO promptly before taking action or voting the proxy.

If a material actual or potential conflict of interest is identified with respect to a proxy vote, the designated portfolio managers responsible for voting on behalf of accounts affected by the conflict must each notify the CCO by email of the details of the conflict, and must not vote or take other action until instructed by the CCO. The CCO may resolve the matter or may convene the Proxy Committee to instruct the designated portfolio managers how to proceed. The CCO will report conflict resolution to the Operational Risk Committee.

Proxy Committee

AIA has established the Proxy Committee to determine how to resolve matters referred to it by the CCO and to assist with review of the policy and operation of these procedures.

-The Proxy Committee is comprised of the following members: Chief Compliance Officer or designee, the Trading Officer, the senior officer of each of the responsible investment areas or designees (Note: only the senior officer or designee of the responsible investment areas affected by a conflict must participate in any meeting), the Vice President of Operations or designee, and any other person identified by the CCO with respect to any particular matter.

-The Proxy Committee may act upon the majority decision (but not less than two) of the members participating in any meeting (which may be held by telephone, email, or other means that the Committee deems appropriate). Any member may schedule a meeting of the Proxy Committee upon notice to the other members.

-At least annually, the CCO will convene a meeting of the Proxy Committee to review the firm’s proxy voting activities, the adequacy and effectiveness of the policy, and any recommendations for changes. The CCO or Proxy Committee may amend the policy at any time, subject to AIA’s obligation to act in its clients’ best interests.

Recordkeeping

Trade Operations will retain records in accordance with the SEC’s five-year retention requirement including: the policy and any amendments, proxy materials (provided, AIA may rely on records maintained through EDGAR); a record of each vote that AIA casts (and any decisions to refrain from voting); any document created that was material to making a decision how to vote or that memorializes that decision; records reflecting the resolution of conflicts of interest; and client requests for the policy or proxy voting information, and the firm’s responses.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Aviva Investors Americas, LLC (“AIA” or the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “1940 Act”), serves, subject to the overall supervision of the Fund’s Board of Directors (the “Board”), as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) entered into on the same terms as the investment advisory agreement originally executed by and between Aviva Investors North America, Inc. (“AINA”) and the Fund, dated April 28, 2008. Prior to May 2013, the Investment Advisory Agreement was by and between AINA and the Fund. In May 2013, AINA’s parent, Aviva plc, sold its U.S. insurance business, Aviva USA, to a third-party buyer. AINA was a wholly owned subsidiary of Aviva USA and was included in the sale, however the business of managing the Fund was not sold and Aviva plc formed a new investment adviser registered under the 1940 Act, AIA, to manage the Fund after the sale was consummated. At that time the individuals responsible for performing investment advisory services were transferred from AINA to AIA and AIA mirrors AINA’s former operation in terms of personnel, structure and management. The Fund’s Board approved the transfer of the Fund’s investment advisory agreement to AIA.

In accordance with the terms of the Investment Advisory Agreement, AIA, through its Investment Committee, is authorized to make all decisions with respect to investments, divestitures, changes in investment strategy, and utilization of leverage. Investment Committee decisions shall be unanimously approved by the members of the Investment Committee. The Investment Committee is currently comprised of Edward M. Casal and Russell H. Bates.

Edward M. Casal, Chairman, Chief Executive Officer, and Chief Investment Officer of the Registrant, 56, is Global Managing Director of the Global Real Estate Multi-Manager Group of Aviva Investors (“Aviva”), an affiliate of the Adviser. Mr. Casal has over 25 years of experience in domestic and international corporate finance and real estate investment banking. Mr. Casal has advised public and private real estate clients and their Boards with regard to transactions with an aggregate value in excess of $20 billion. Mr. Casal has originated and transacted both entity-level and real estate property-level transactions including equity and debt financings, secondary real estate transfers, acquisitions, dispositions and mergers, review of corporate strategic alternatives, unsolicited tender offers, spin-offs, split-offs, restructurings, valuations, lease negotiations and fairness opinions.

Mr. Casal was a founder of Madison Harbor and joined AINA when it acquired the assets of Madison Harbor in April 2008. Prior to founding Madison Harbor in 2003, Mr. Casal spent 18 years at UBS Investment Bank, beginning with one of its predecessor companies, Dillon, Read & Co. Inc. From 1985 to 1991, Mr. Casal advised domestic and international clients with regard to a wide range of real estate investment opportunities including joint venture assignments on behalf of institutional investors, restructuring of lease transactions, property sales and acquisitions. From 1992 until the merger with UBS in 1997, he directed the firm’s real estate advisory, financing and agency activity in North America primarily focused on real estate transactions for corporations and merger and acquisition transactions for public and private real estate companies. From 1997 to 2001, Mr. Casal served as Executive Director of the UBS Warburg global real estate investment banking team primarily responsible for new business origination and led all of the firm’s real estate strategic advisory and M&A assignments in North America. Mr. Casal began his Wall Street career at Goldman, Sachs & Co. where he served in the municipal finance, equity research and real estate departments and his principal investing career with Alan Patricoff Associates, a venture capital firm.

Mr. Casal is a graduate of Tulane University (where he received the Wall Street Journal award for excellence in Finance) and has an MBA from the Harvard Graduate School of Business. He is a member of the Urban Land Institute and the International Council of Shopping Centers, and serves as a Director of Parkway Properties, Inc.

Russell H. Bates, President and Secretary of the Registrant, 47, is a Portfolio Manager of the Global Real Estate Multi-Manager Group of Aviva Investors, an affiliate of the Adviser. Mr. Bates has over 15 years of experience in business and law, most recently as a commercial real estate investment banker. Assignments have included over $4 billion in equity and debt financings, mergers, spin-offs, restructurings, valuations and fairness opinions.

Mr. Bates was a founder of Madison Harbor and joined AINA when it acquired the assets of Madison Harbor in April 2008. Prior to founding Madison Harbor in 2003, Mr. Bates was a Director with UBS Investment Bank in its global real estate investment banking group where he was primarily responsible for execution of banking, underwriting, advisory and associated products and services within the real estate, lodging, gaming and leisure sectors. While there he represented clients on numerous public merger transactions including an international hostile takeover, asset sales, private joint venture transactions, and preferred equity capital raising. Prior to joining UBS, he served as a Vice President of Real Estate Investment Banking at Friedman Billings Ramsey where he completed numerous initial public offerings and follow-on offerings for equity and mortgage real estate investment trusts (REITs). Concurrently, he served as Senior Investment Officer for FBR Asset Investment Corporation, a REIT that made mezzanine loans as well as bridge equity investments in private real estate companies prior to an IPO. In this capacity, he originated and managed the mezzanine lending program, evaluated potential investments for its investment committee and had portfolio responsibility for its mortgage loan holdings.

Prior to his investment banking career, Mr. Bates was an attorney with the US Securities and Exchange Commission with its Division of Corporation Finance focusing on Real Estate and Securitization transactions. In addition, Mr. Bates spent four years with PepsiCo, Inc. as a manager focusing on acquisition integration.

Mr. Bates is a graduate of Baylor University and the Southern Methodist University School of Law and is a member of the Urban Land Institute, the International Council of Shopping Centers.

***

Portfolio managers of the Adviser beneficially own equity securities of the Registrant as follows:

Edward M. Casal	$10,001 - $50,000
Russell H. Bates	$10,001 - $50,000

Employees of the Adviser serve as the portfolio managers of the Registrant. The compensation paid to such individuals consists of a base salary and discretionary bonus, as well as deferred compensation and retirement benefits, and this compensation is reviewed annually by the executive committee of Aviva Investors. Investment performance, including that of the Registrant, is one of several factors on which this compensation is based, but there is not a direct link between compensation and the Registrant’s performance.

The portfolio managers employed by the Adviser manage the following accounts in addition to the Registrant

	Registered Investment Companies		Other Pooled Investment Vehicles		Other
					Accounts
	# of Accounts	Assets $(000)	# of Accounts	Assets $(000)	# of Accounts	Assets $(000)
Edward M. Casal	0	$—	1	$100,725	0	$—
Russell H. Bates	0	$—	1	$36,145	0	$—

Conflicts of Interest

The Adviser and its affiliates and employees may engage in a broad spectrum of activities, including sponsoring and managing investment funds, engaging in broker-dealer activities, and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the interests of the Registrant and the Registrant’s investors.

Allocation of Management Time and Services

The Registrant does not have its own employees and relies upon the Adviser and its affiliates for management of the Registrant and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Registrant and other entities for which the Adviser and its affiliates may provide similar services. The officers and employees of the Adviser devote such time to the Registrant’s affairs as they, in their sole discretion, determine to be necessary for the conduct of the Registrant’s business.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable. Neither the Registrant nor any “affiliated purchasers”, as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the 1940 Act, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Harbor Balanced Strategies, Inc.

/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: June 5, 2014

/s/ Michael Fortier
Michael Fortier
Chief Financial Officer

Date: June 5, 2014